SHARE-BASED COMPENSATION PLANS AND AWARDS	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED COMPENSATION PLANS AND AWARDS
21.	SHARE-BASED COMPENSATION PLANS AND AWARDS

2007 Omnibus Long-Term Compensation Plan

Eastman's 2007 Omnibus Long-Term Compensation Plan ("2007 Omnibus Plan") was approved by stockholders at the May 3, 2007 Annual Meeting of Stockholders and shall remain in effect until its fifth anniversary.  The 2007 Omnibus Plan authorizes the Compensation and Management Development Committee of the Board of Directors to:  grant awards, designate participants, determine the types and numbers of awards, determine the terms and conditions of awards and determine the form of award settlement.  Under the 2007 Omnibus Plan, the aggregate number of shares reserved and available for issuance is 8.2 million.  Any stock distributed pursuant to an award may consist of, in whole or in part, authorized and unissued stock, treasury stock, or stock purchased on the open market.  Under the 2007 Omnibus Plan and previous plans, the forms of awards have included:  restricted stock and restricted stock units, stock options, stock appreciation rights ("SARs"), and performance shares.  The 2007 Omnibus Plan is flexible as to the number of specific forms of awards, but provides that stock options and SARs are to be granted at an exercise price not less than 100 percent of the per share fair market value on the date of the grant.

2008 Director Long-Term Compensation Subplan

Eastman's 2008 Director Long-Term Compensation Subplan ("2008 Directors' Subplan"), a component of the 2007 Omnibus Plan, remains in effect until terminated by the Board of Directors or the earlier termination of the 2007 Omnibus Plan.  The 2008 Directors' Subplan provides for structured awards of restricted shares to non-employee members of the Board of Directors.  Restricted shares awarded under the 2008 Directors' Subplan are subject to the same terms and conditions of the 2007 Omnibus Plan.  The 2008 Directors' Subplan does not constitute a separate source of shares for grant of equity awards and all shares awarded are part of the 8.2 million shares authorized under the 2007 Omnibus Plan.  Shares of restricted stock are granted on the first day of a non-employee director's initial term of service and shares of restricted stock are granted each year to each non-employee director on the date of the annual meeting of stockholders.

The Company is authorized by the Board of Directors under the 2007 Omnibus Plan and 2008 Directors' Subplan to provide grants to employees and non-employee members of the Board of Directors.  It has been the Company's practice to issue new shares rather than treasury shares for equity awards that require settlement by the issuance of common stock and to withhold or accept back shares awarded to cover the related income tax obligations of employee participants.  Shares of non-employee directors are not withheld or acquired to satisfy the withholding obligation related to their income taxes.  Shares of unrestricted common stock owned by specified senior management level employees are accepted by the Company to pay the exercise price of stock options in accordance with the terms and conditions of their awards.

For 2011, 2010, and 2009, total share-based compensation expense (before tax) of approximately $39 million, $25 million, and $20 million, respectively, was recognized in selling, general and administrative expense in the Consolidated Statements of Earnings for all share-based awards of which approximately $4 million, $5 million, and $5 million, respectively, related to stock options.  The compensation expense is recognized over the substantive vesting period, which may be a shorter time period than the stated vesting period for retirement-eligible employees.  For 2011, 2010, and 2009, approximately $3 million, $3 million and $2 million, respectively, of stock option compensation expense was recognized due to retirement eligibility preceding the requisite vesting period.

Stock Option Awards

Options have been granted on an annual basis to non-employee directors under predecessor plans to the 2008 Directors' Subplan and by the Compensation and Management Development Committee of the Board of Directors under the 2007 Omnibus Plan and predecessor plans to employees.  Option awards have an exercise price equal to the closing price of the Company's stock on the date of grant.  The term of options is ten years with vesting periods that vary up to three years.  Vesting usually occurs ratably over the vesting period or at the end of the vesting period.  The Company utilizes the Black Scholes Merton option valuation model which relies on certain assumptions to estimate an option's fair value.

The weighted average assumptions used in the determination of fair value for stock options awarded in 2011, 2010, and 2009 are provided in the table below:

Assumptions	2011	2010	2009

Expected volatility rate	33.00%	31.81%	31.69%
Expected dividend yield	2.23%	2.86%	4.84%
Average risk-free interest rate	0.95%	1.23%	2.47%
Expected forfeiture rate	0.75%	0.75%	0.75%
Expected term years	5.20	5.20	5.20

The volatility rate of grants is derived from historical Company common stock price volatility over the same time period as the expected term of each stock option award.  The volatility rate is derived by mathematical formula utilizing the weekly high closing stock price data over the expected term.

The expected dividend yield is calculated using the Company's average of the last four quarterly dividend yields.

The average risk-free interest rate is derived from United States Department of Treasury published interest rates of daily yield curves for the same time period as the expected term.

GAAP specifies only share-based awards expected to vest be included in share-based compensation expense.  Estimated forfeiture rates are determined using historical forfeiture experience for each type of award and are excluded from the quantity of awards included in share-based compensation expense.

The weighted average expected term reflects the analysis of historical share-based award transactions and includes option swap and reload grants which may have much shorter remaining expected terms than new option grants.

A summary of the activity of the Company's stock option awards for 2011, 2010, and 2009 is presented below:

	2011		2010		2009
	Options	Weighted-Average Exercise Price	Options	Weighted-Average Exercise Price	Options	Weighted-Average Exercise Price

Outstanding at beginning of year	5,505,800	$29	8,682,900	$27	8,435,300	$27
Granted	537,500	38	597,900	40	710,600	28
Exercised	(2,059,900)	29	(3,758,200)	27	(335,100)	21
Cancelled, forfeited, or expired	(9,000)	25	(16,800)	22	(127,900)	23
Outstanding at end of year	3,974,400	$30	5,505,800	$29	8,682,900	$27

Options exercisable at year-end	2,796,400		4,150,300		6,987,500

Available for grant at end of year	1,475,922		2,601,160		3,798,646

The following table provides the remaining contractual term and weighted average exercise prices of stock options outstanding and exercisable at December 31, 2011:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2011	Weighted-Average Remaining Contractual Life (Years)	Weighted-Average Exercise Price	Number Exercisable at December 31, 2011	Weighted-Average Exercise Price

$15-$24	688,700	4.6	$19	688,700	$19
$25-$29	1,177,900	6.1	28	941,000	28
$30-$32	645,700	4.3	30	630,700	30
$33-$34	305,700	5.8	33	305,700	33
$35-$40	1,156,400	9.2	39	230,300	39
	3,974,400	6.4	$30	2,796,400	$28

The range of exercise prices of options outstanding at December 31, 2011 is approximately $15 to $40 per share.  The aggregate intrinsic value of total options outstanding and total options exercisable at December 31, 2011 is $35 million and $32 million, respectively.  Intrinsic value is the amount by which the closing market price of the stock at December 31, 2011 exceeds the exercise price of the option grants.

The weighted average remaining contractual life of all exercisable options at December 31, 2011 is 4.8 years.

The weighted average fair value of options granted during 2011, 2010, and 2009 was $9.27, $8.69, and $5.24, respectively.  The total intrinsic value of options exercised during the years ended December 31, 2011, 2010, and 2009, was $37 million, $41 million, and $2 million, respectively.  Cash proceeds received by the Company from option exercises and the related tax benefit totals $59 million and $10 million, respectively, for 2011, $102 million and $10 million, respectively, for 2010, and $7 million and $0.5 million, respectively, for 2009.  The total fair value of shares vested during the years ended December 31, 2011, 2010, and 2009 was $4 million, $5 million, and $8 million, respectively.

A summary of the status of the Company's nonvested options as of December 31, 2011 and changes during the year then ended is presented below:

Nonvested Options	Number of Options	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2011	1,355,500	$6.32
Granted	537,500	9.27
Vested	(715,000)	5.36
Forfeited	--	--
Nonvested Options at December 31, 2011	1,178,000	$8.25

For options unvested at December 31, 2011, approximately $4 million in compensation expense will be recognized over the next three years.

Other Share-Based Compensation Awards

In addition to stock option awards, the Company has awarded long-term performance stock awards, restricted stock awards, and stock appreciation rights.  The long-term performance awards are based upon actual return on capital compared to a target return on capital and total stockholder return compared to a peer group ranking by total stockholder return.  The recognized compensation cost before tax for these other share-based awards in the years ended December 31, 2011, 2010, and 2009 was approximately $35 million, $20 million, and $15 million, respectively.  The unrecognized compensation expense before tax for these same type awards at December 31, 2011 was approximately $40 million and will be recognized primarily over a period of three years.